Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement (this “Amendment”), dated as of May     , 2005, is entered into between WORLD FUEL SERVICES CORPORATION, a Florida corporation (the “Company”), the LENDERS (as hereinafter defined) and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as a Lender and as the Administrative Agent for Lenders (the “Administrative Agent”), and amends the Credit Agreement, dated as of December 19, 2003, between the Company, the Administrative Agent and the Lenders from time to time party thereto (the “Lenders”), as amended by the First Amendment to Credit Agreement, dated as of March 31, 2004, between the Company, Administrative Agent and the Lenders and as further amended by the Second Amendment to Credit Agreement, dated as of September 29, 2004, between the Company, Administrative Agent and the Lenders (as heretofore or hereinafter modified, supplemented, restated or otherwise amended, hereinafter referred to as the “Agreement”).

WITNESSETH:

WHEREAS, the Company has informed the Administrative Agent that it is in default under Section 11.13.2 of the Agreement as it has failed to comply with the maximum permitted Leverage Ratio as of April 30, 2005 (the “Existing Default”);

WHEREAS, the Company has requested that the Administrative Agent and the other Lenders (i) waive the Existing Default and (ii) amend the Agreement to delete the Leverage Ratio requirements; and

WHEREAS, the Administrative Agent and Lenders are willing to so waive the Existing Default amend such provision of the Agreement in accordance with the terms and conditions hereof.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Incorporation of Defined Terms. Each capitalized term used in this Amendment but not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

2. Amendment. Section 11.13.2 of the Agreement shall be deleted in its entirety and replaced with “intentionally omitted”.

3. Modifications. All references in the Agreement and the other Loan Documents to the term “Loan Documents” shall be deemed to include this Amendment.

4. Waiver of Existing Defaults. Upon execution hereof and satisfaction of each of the conditions included in Section 8, Administrative Agent and Lenders hereby waive the Existing Default. This waiver is a waiver of the specific event of non-compliance enumerated herein only and is not, nor should it be construed to be, a waiver of any other event of non-compliance or existing or future Event of Default, whether or not similar to that enumerated herein.

5. Ratification. Except as modified hereby, the terms and conditions of the Agreement and the other Loan Documents including, without limitation, the Pledge Agreements to which the Company is a party, shall remain in full force and effect and are hereby ratified and confirmed in all respects.

6. Representations and Warranties. The Company represents and warrants to, and agrees with, Administrative Agent and the Lenders that (i) it has no defenses, set-offs or counterclaims of any kind or nature whatsoever against the Administrative Agent or any Lender with respect to any Obligations created under the Agreement and the other Loan Documents, any of the other agreements among the parties hereto, or any action previously taken or not taken by the Administrative Agent or any Lender with respect thereto or with respect to any Lien or Collateral in connection therewith to secure such Obligations, and (ii) this Amendment has been duly authorized by all necessary action on the part of the Company, has been duly executed by Company, and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with the terms hereof.

7. Agreement Representations and Warranties. The Company hereby certifies that the representations and warranties contained in the Agreement continue to be true and correct and that no Unmatured Event of Default or Event of Default has occurred that has not been cured or waived.

8. Conditions to Effectiveness of Amendment. This Amendment shall become effective when the Administrative Agent shall have received:

(A) counterparts of this Amendment duly executed by the Company and each Lender,

(B) counterparts of the Reaffirmation and Consents attached hereto executed by each Pledgor and Guarantor, as applicable, and

(C) resolutions of the applicable governing body of the Company, officer’s certificates, incumbency certificates and organizational documents.

9. Covenants. Borrower hereby agrees (i) to pay all costs and expenses incurred by the Administrative Agent in connection herewith, including all Attorney Costs of the Administrative Agent, and (ii) to furnish to Administrative Agent such other documents as the Administrative Agent may request.

10. Counterparts. This Amendment may be executed in any number of counterparts which, when taken together, shall constitute one original. Any telecopied signature hereto shall be deemed a manually executed and delivered original.

11. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida.

12. Titles. The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are used for convenience of reference only.

13. WAIVER OF TRIAL BY JURY. EACH OF THE COMPANY, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

WORLD FUEL SERVICES CORPORATION, a Florida corporation

By:	/s/ Ricardo Lowe
Ricardo Lowe, Treasurer

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Jose Mazariegos
Jose Mazariegos, First Vice President

COMMERCE BANK, N.A.

By:
,

HSBC BANK USA

By:	/s/ Joan K. Johnson
Joan K. Johnson, V.P.

ISRAEL DISCOUNT BANK OF NEW YORK

By:	/s/ Roberto Munoz
Roberto Munoz,
Senior Vice President & Chief Lending Officer for Florida

and

By:	/s/ Yoram Graff
Yoram Graff,
Senior Vice President & Deputy Regional Manager for Florida

THE INTERNATIONAL BANK OF MIAMI, N.A.

By:	/s/ Caridad C. Errazquin
Caridad C. Errazquin, Vice President

JPMORGAN CHASE BANK

By:
,

MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC.

By:
,

UNION PLANTERS BANK, N.A.

By:	/s/ Juan P. Esterripa
Juan P. Esterripa, Senior Vice President

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